SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                 ______________________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported). December 23, 2002

                          ONE LIBERTY PROPERTIES, INC.
               (Exact name of registrant as specified in charter)



      Maryland                        0-11083                   13-3147497
      --------------------------------------------------------------------
      (State or other          (Commission file no.)         (IRS Employer
      jurisdiction of                                            I.D. No.)
      incorporation)

      60 Cutter Mill Road, Suite 303, Great Neck, New York           11021
      --------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip code)

         Registrant's telephone number, including area code 516-466-3100




Item 5.  Other Events and Required FD Disclosure

On December 23, 2002, registrant acquired in an arms length transaction a 188,567 square foot flex building located in Jupiter, Florida. The consideration for the purchase, which was paid in cash, was $15,750,000. In addition registrant paid to an unrelated party a finder's fee of $250,000. The registrant purchased the property using its working capital.

On or about December 19, 2002, the seller of the property to the registrant purchased the property from, and leased the property back to, GE Medical Systems Information Technologies, Inc., a subsidiary of GE Medical Systems (a division of General Electric Company). The lease was assigned by the seller, as landlord, to the registrant at closing. Pursuant to the terms of the lease, the Tenant leased the entire premises for a term expiring December 31, 2009 with one five-year renewal option and three separate three-year renewal options. The base rent under the lease is $2,074,237 per annum for the first lease year (payable in equal monthly installments) with rent increasing each lease year thereafter by an amount equal to the increase in the consumer price index (as defined in the lease), but not less than 3%; provided, however, if the CPI increase is greater than 5%, the percentage increase is 5%. The basic rent includes an amount intended to cover future capital expenditures. In addition to the basic rent, the Tenant reimburses Landlord for real estate taxes and expenses incurred in connection with operating, maintaining, repairing and managing the property all as set forth in the lease. Landlord is responsible for structural repairs, the mechanical and electrical systems and roof maintenance, all as set forth in the lease.

Since the transaction is essentially a sale and lease back transaction, no financial statements are available or required.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)      None.

(b)      None.

(c)      Exhibits

1.       Lease  Agreement  dated  December  19,  2002  between  Marquette
         Realty  Partners  LLC  and GE  Medical  Systems  Information
         Technologies, Inc.

2.       Guarantee of GE Medical Systems.

                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.



                          ONE LIBERTY PROPERTIES, INC.



Date:     December 26, 2002                       By:  /s/ Simeon Brinberg
                                                       -------------------
                                                       Simeon Brinberg
                                                       Senior Vice President












                             EXHIBIT INDEX


         Exhibit
          Number                    Exhibit Title
          ------                    -------------

            1 Lease Agreement dated December 19, 2002 between Marquette Realty Partners LLC and GE Medical Systems Information Technologies, Inc.

            2               Guarantee of GE Medical Systems.

                                    EXHIBIT 1
                                 LEASE AGREEMENT

     THIS LEASE is made this 19th day of December, 2002, by and between Marquette Realty Partners LLC, a Florida limited liability company (f.k.a. GEMS of Jupiter LLC)("Landlord") and or assigns and GE Medical Systems Information Technologies, Inc.. a Wisconsin corporation, ("Tenant").

     1. Premises. Landlord hereby leases to Tenant the premises shown on Exhibit A, attached hereto and incorporated herein by this reference (the "Premises"), which Premises are located on the real property commonly known as 100 Marquette Drive, Jupiter, Florida, together with a right, subject to the provisions hereof, to use all appurtenances thereunto, including, but not limited to, parking areas and any other areas designated by Landlord for use by tenants of the building thereon (the "Building")(the real property on which the same is situated, improvements, parking areas, other areas and appurtenances hereinafter collectively referred to as the "Property"). This Lease is subject to the terms, covenants and conditions set forth herein, and Tenant and Landlord each covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions to be kept and performed by them.

     2. Term: The term of this Lease (the "Lease Term") shall commence at 12.01 a.m on December 19, 2002 (the "Commencement Date") and terminate at 12:00 midnight on December 31, 2009 (the "Termination Date"), unless sooner terminated or extended pursuant to the terms hereof. Tenant shall have the night to renew the Lease Term as to all of the Premises for one (1) five (5) year renewal term and three (3) separate renewal terms of three (3) years (i.e., one five year term to commence on January 1, 2010 and then, provided Tenant shall have elected to exercise such 5-year renewal term, then three subsequent and successive three-year renewal terms) (each, a "Renewal Term"), each of which shall commence on the day following the then scheduled Termination Date and end on the fifth
(5th) anniversary or the third (3m) anniversary, as applicable, of such then-scheduled Termination Date, unless the Renewal Term shall sooner terminate pursuant to any of the terms of this Lease or otherwise. Upon the commencement of any Renewal Term, (a) such Renewal Term shall be added to and become part of the Lease Term, (b) any reference to "this Lease", to the "Lease Term", or any similar expression shall be deemed to include such Renewal Term, and (c) the expiration of such Renewal Term shall become the Termination Date. In the event that Tenant is not electing to exercise its next available Renewal Term, then Tenant must give Landlord written notice of same no less than twenty-four (24) months prior to the then-scheduled Termination Date, time being of the essence, with it being understood and agreed that if Tenant shall deliver such written notice of non-exercise on a later date, then in such event the then-scheduled Termination Date shall be automatically extended to the date that is twenty-four
(24) months after Landlord's actual receipt of said written notice. It is the express intent of the parties that Landlord receive no less than twenty-four
(24) months prior written notice of Tenant's election not to renew the Lease Term as herein provided.

     3. Base Rent.

(a) Tenant shall pay to Landlord, as rent for the Premises ("Base Rent") the sum of $2,074,237 the product of $11 times the rentable square footage of the Building, which the parties agree is 188,567 square feet ("Rentable Square Footage of the Building"), per year payable in equal monthly installments of $172,853, plus applicable sales tax, with such Base Rent being subject to annual adjustment as set forth herein. The amount set forth above as Base Rent includes all Capital Reserves (defined below). All installments of Base Rent shall be payable in advance, on the first (1st) day of each calendar month during the Lease Term hereof In the event the Lease commences or ends other than on the first or last day of a month, Base Rent and Additional Rent for such month shall be prorated. All Base Rent shall be paid without notice, demand, deduction or offset, at the office of Landlord or to such other person or at such other place as Landlord may designate in writing. Tenant shall pay to Landlord as "Additional Rent" all other sums due under this Lease. Prorated Base Rent and Additional Rent for the month in which this Lease is executed and Base Rent and Additional Rent for the first full month of the Lease Term shall be due upon execution of this Lease.

(b) Base Rent for the second (2nd) Lease Year, and each succeeding Lease Year (defined below) thereafter, including any Lease Years during any Renewal Term, shall be an amount equal to the product resulting from multiplying
     (i) the amount of annual Base Rent for the immediately preceding Lease Year by (ii) the sum of one (1) plus the percentage increase, if any, in the CPI from the first (Ist) month of the immediately preceding Lease Year to the first (1 st) month of the Lease Year for which such Base Rent is being calculated, provided that if the percentage increase is (X) less than 3%, the percentage increase shall be deemed to be 3% or (Y) greater than 5%, the percentage increase shall be deemed to be 5%. Until the amount of Base Rent for any Lease Year has been determined by Landlord in the manner aforesaid and notice of such determination has been delivered to Tenant, Tenant shall pay the amount of monthly Base Rent payable in the immediately preceding Lease Year, and shall pay with the next installment of monthly Base Rent due for the then current Lease Year the amount of any deficit for such Lease Year after the monthly Base Rent therefore has been determined in accordance herewith.

(c)  As used herein, the term:

     (i) "Lease Year" shall mean a period of twelve (12) consecutive calendar months, commencing on the first day of the calendar month following the month in which the Commencement Date occurs (unless the Commencement Date occurs on the first day of the month, in which case the Lease Year shall commence on such date) and terminating on the last day of the twelfth (12th) calendar month thereafter and succeeding twelve (12) consecutive calendar month periods thereafter;

     (ii) "CPI" shall mean the United States Department of Labor's Bureau of Labor Statistics' Revised Consumer Price Index, All Urban Consumers, All items (1982-84 equals 100) for Miami-Ft. Lauderdale, Florida, or other corresponding standard metropolitan statistical area for which such CPI may at anytime be published. If the Bureau of Labor Statistics substantially revises the manner in which the CPI is determined, an adjustment shall be made in such revised index which would produce results equivalent, as nearly as possible, to those which would be obtained if the CPI had not been so revised. If the 1982-84 average shall no longer be used as an index of 100, such change shall constitute a substantial revision. If the CPI becomes unavailable to the public because publication is discontinued, or otherwise becomes unavailable, or if equivalent data is not readily available to enable Landlord to make the adjustment to the revised index referred to above, Landlord and Tenant shall mutually agree upon a substitute comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency, or, if no such index is available, then a comparable index published by a major bank, other financial institution, university or recognized financial publication.e, then a comparable index published by a major bank,other financial institution, university or recognized financial publication.

     4. Operating Expenses and Taxes:

     (a) Tenant is deemed to occupy 188,567 square feet of the Building ("Rentable Square Footage of the Premises") and (ii) "Tenant's Pro Rata Share" is deemed to be 100.00%, which is the quotient expressed as a percentage derived by dividing the Rentable Square Footage of the Premises by the Rentable Square Footage of the Building.

     (b) Payment of Tenant's Pro Rata Share of Expenses and Taxes.

     (1) Tenant shall pay Tenant's Pro Rata Share of the total amount of Expenses (defined below) and Taxes (defined below) for each calendar year during the Lease Term, as same may be extended as provided in this Lease. Landlord shall provide Tenant with a good faith estimate of the total amount of Expenses and Taxes for each upcoming calendar year during the Term and Tenant's monthly installment payments for such upcoming year shall be based on such estimate (subject to revision by Landlord as hereafter provided). The parties acknowledge and agree that the estimate of the amount of Expenses and Taxes for the first Lease Year is as set forth in Paragraph 4(e) below. On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to one-twelfth (1/12) of Tenant's Pro Rata Share of Landlord's estimate of the total amount of Expenses and Taxes. If Landlord determines that its good faith estimate was incorrect by a material amount, Landlord may provide Tenant with a revised estimate. After its receipt of the revised estimate, Tenant's monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the total amount of Expenses and Taxes for a given calendar year by January 1 of such calendar year, Tenant shall continue to pay monthly installments based on the previous year's estimate until Landlord provides Tenant with the new estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year's estimate (and Tenant shall also begin paying Tenant's Prorata Share as herein provided based upon such new estimate on the first day of the immediately succeeding month). Tenant shall pay Landlord the amount of any underpayment within thirty (30) days after receipt of the new estimate. Any overpayment shall be refunded to Tenant within thirty (30) days;

     (2) Within ninety (90) days following the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual amount of Expenses and Taxes for the prior calendar year and Tenant's Pro Rata Share of the actual amount of Expenses and Taxes paid by Tenant for the prior calendar year. If the estimated amount of Expenses and Taxes for the prior calendar year is more than the actual amount of Expenses and Taxes for the prior calendar year, Landlord shall refund any such overpayment to Tenant within thirty (30) days after determination Thereof If the estimated amount of Expenses and Taxes for the prior calendar year is less than the actual amount of Expenses and Taxes for such prior year, Tenant shall pay Landlord, within thirty (30) days after receipt of the statement of Expenses and Taxes, any such underpayment for the prior calendar year.

     (c) Expenses Defined. "Expenses" means all reasonable costs and expenses incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Property, including, but not limited to:

     (1) Management fees not to exceed four percent (4%) of the amount of Base Rent. Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under this Lease (including management services), provided that the cost of any such services shall not exceed the cost that would have been incurred had Landlord entered into an arms-length contract for such services with an unaffiliated entity of comparable skill and experience;

     (2) The cost of services, including, but not limited to, amounts paid for landscaping, pest control, window cleaning, common area and Premises cleaning, trash removal, security services, and any other amounts paid to any other service providers;

     (3) Premiums and deductibles paid by Landlord for insurance, including workers compensation, fire and extended coverage, flood, earthquake, general liability, rental loss, elevator, boiler and other insurance customarily carried from time to time by owners of comparable buildings;

     (4) Electrical Costs (defined below) and charges for water, gas, steam and sewer and other utilities, but excluding those charges for which Landlord is reimbursed by other tenants. "Electrical Costs" means those charges paid by Landlord for electricity, adjusted as follows: (i) amounts received by Landlord as reimbursement for above standard electrical consumption by other tenants at the Property (if any) shall be deducted from Electrical Costs; (ii) the cost of electricity incurred to provide overtime heating, ventilation and air conditioning ("HVAC") services to specific tenants (as reasonably estimated by Landlord) other than Tenant shall be deducted from Electrical Costs; and (iii) if Tenant is billed directly for the cost of building standard electricity to the Premises as a separate charge in addition to Base Rent, the cost of electricity to individual tenant spaces in the Building other than the Premises shall be deducted from Electrical Costs.

     In no event shall the term "Expenses" be deemed to include the cost of the performance by Tenant of its obligations pursuant to Paragraph 9(a) below, all of which shall be performed by Tenant at Tenant's sole cost and expense separate and apart from Tenant's obligations set forth in this Paragraph 4. Expenses shall not include: the cost of capital improvements, structural repairs or alterations (including without limitation, roof and parking area/roadway resurfacing, repairs and replacements); depreciation; interest, principal payments of mortgage and other non-operating debts of Landlord; repairs to or replacement of mechanical or electrical systems, including, without limitation generators and HVAC equipment; the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds or payments by tenants or any other parry; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, including rental abatements and construction allowances, granted to specific tenants; costs relating to services directly benefiting specific tenants other than Tenant; costs incurred in connection with the sale, financing or refinancing of the Building; fines, interest and penalties incurred due to the late payment of Taxes (defined below) or Expenses unless late payment is due solely to Tenant's failure to timely pay Tenant's Pro Rata Share of such Taxes or Expenses, in which case Tenant shall pay any and all fines, interest and penalties incurred due to such late payment; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases.

     (d) Taxes Defined. "Taxes" shall mean (i) all real estate taxes and other assessments on the Building and/or Property or any portion thereof, including, but not limited to, assessments for special improvement districts and building improvement districts, taxes and assessments levied in substitution or supplementation in whole or in pan of any such taxes and assessments and the Property's share of any real estate taxes and assessments under any reciprocal easement agreement, common area agreement of similar agreement as to the Property; and (ii) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property. Taxes shall not include any income, capital levy, franchise, capital stock, gift, estate or inheritance tax. If an assessment is payable in installments, Taxes for the year shall include the amount of the installment and any interest due and payable dunng that year. If a reduction in Taxes is obtained for any year of the Term for which Tenant shall have paid Tenant's Prorata Share of Taxes, the Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on the adjustment.

     (e) Lease Year One. Expenses and Taxes for the first Lease Year are estimated to be $1,131,402 (i.e., S6.00 per rentable square foot (188,567)), plus applicable sales tax.

     (f) Audit Rights Tenant may, within ninety (90) days after receiving Landlord's statement of Expenses and Taxes, give Landlord written notice ("Review Notice") that Tenant intends to review Landlord's records of the Expenses for that calendar year. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review, If any records are maintained at a location other than the office of the Building, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records. Within sixty (60) days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an "Objection Notice") stating in reasonable detail any objection to Landlord's statement of Expenses for that year. If Tenant fails to give Landlord an Objection Notice within the thirty (30) day period or fails to provide Landlord with a Review Notice within the sixty (60) day period described above, Tenant shall be deemed to have approved Landlord's statement of Expenses and shall be barred from raising any claims regarding the Expenses for that year. If Tenant provides Landlord with timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant's Objection Notice. if Landlord and Tenant determine that Expenses for the calendar year are less than reported, Landlord shall refund such overpayment to Tenant within thirty (30) days thereafter. If Landlord and Tenant determine that Expenses for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within thirty (30) days thereafter.

     5. Capital Reserve. In addition to Tenant's Prorata Share of Expenses and Taxes and all other payments to be made by Tenant under this Lease, Tenant shall pay to Landlord an annual amount equal to $0.50 multiplied by the Rentable Square Footage of the Premises (188,567 s.f.) to establish a "capital reserve". Such amount shall be paid by Tenant in monthly installments as part of the Base Rent in paragraph 3(a) above.

     6.      Character of Occupancy:

     (a) The Premises are to be used for office, storage and/or manufacturing purposes and for no other purpose without the prior written consent of Landlord Tenant shall procure, at its sole expense, all permits or licenses required for the transaction of business at the Premises.

     (b) Tenant shall not suffer nor permit the Premises nor any part thereof to be used in any manner, nor anything to be done therein, nor suffer or permit anything to be brought into or kept therein, which would in any way (i) make void or voidable any fire or liability insurance policy then in force with respect to the Premises, (ii) make unobtainable from reputable insurance companies authorized to do business in Florida any fire insurance with extended coverage, or liability, boiler or other insurance required to be furnished by Landlord under the terms of any lease or mortgage affecting the Premises, (iii) cause or in Landlord's reasonable opinion be likely to cause physical damage to the Premises or any part thereof, (iv) constitute a public or private nuisance,
(v) impair, in the opinion of Landlord, the appearance, character or reputation of the Premises, (vi) discharge objectionable fumes, vapors or odors into the Premises air conditioning system or into the building flues or vents not designed to receive them or (viii) create waste in or around the Premises.

     (c) Tenant shall not use the Premises nor permit anything to be done in or about the Premises or which will in any way conflict with any law, statute, ordinance, protective covenants affecting the Premises or governmental or quasi-governmental rules or regulations now in force or which may hereafter be enacted or promulgated. Landlord shall give prompt notice to Tenant of any notice it receives relative to the violation by Tenant of any law or requirement of any public authority with respect to the Premises or the use or occupation thereof.

     (d) Tenant shall not suffer nor permit the Premises nor any pan thereof to be used for the generation, storage or disposal of Hazardous Materials. The term "Hazardous Material" shall mean asbestos, petroleum products and any other chemical, waste or substance which has been determined to be hazardous or a pollutant or is otherwise regulated by the U.S. Environmental Protection Agency which substance the Property (or any part thereof) to be subject to liability under or in violation of any applicable environmental laws; provided, however the term "Hazardous Material" shall not include materials which are stored or used in the ordinary course of Tenant's occupancy at the Property.

     7. Services and Utilities: During the term hereof, Tenant shall have the right to contract in its own name and pay for all charges for electricity, gas, fuel, water, sanitary sewer, storm drainage, telephone, trash removal, snow removal, janitorial and any other services or utilities used on, servicing or assessed against the Premises, provided such service or utility provider permits separate metering or contracting and Tenant pays for the costs of establishing any separate metering or contracting as assessed by such service or utility provider.

     8. Quiet Enjoyment: Subject to the provisions of this Lease (specifically including Tenant's right to cure any default under this Lease), Landlord covenants that Tenant on paying the rent and performing the covenants of this Lease on its pan to be performed shall and may peacefully and quietly have, hold and enjoy the Premises for the term of this Lease.

     9. Maintenance and Repairs:

     (a) Tenant, at its sole cost and expense, shall keep the interior of the Premises in good condition and repair, reasonable wear and tear excepted. Tenant's repair obligations include, without limitation, repairs to: (1) floor covering; (2) interior partitions; (3) doors; (4) the interior side of demising walls; (5) electronic, phone and data cabling and related equipment that is installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; (6) supplemental air conditioning units, private showers and kitchens, including hot water heaters, plumbing, and similar facilities serving Tenant exclusively; (7) Improvements performed by contractors retained by Tenant and (8) compliance with all applicable laws, ordinances, codes, regulations and rules of any public authority relating to Tenant's repair and maintenance obligations and/or Tenant's occupancy of the Premises; provided, however, that Landlord shall have sole liability for any compliance with The Americans with Disabilities Act of 1990 ("ADA").


     (b) Landlord shall keep and maintain in good repair and working order and make repairs to and perform maintenance upon. (1) structural elements of the Building; (2) mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general; (3) the common areas of the Property, including but not limited to, landscaping, walkways, and corridors;
(4) the roof of the Building; (5) exterior windows of the Building; and (6) any elevators serving the Building. Landlord shall promptly make repairs (considering the nature and urgency of the repair) for which Landlord is responsible. The costs of such obligations are subject to reimbursement and/or payment by Tenant as expressly provided in Paragraphs 4 and 5 above, as applicable.


     (c) In the event Landlord or Tenant fails to satisfy its obligations under subsections (a) and (b) above, the other parry shall, after reasonable notice to such nonconforming parry, have the right, but shall not be required, to do such acts and expend such funds at the expense of such non-conforming parry as are reasonably required to perform such work, with such expenses being paid by such non-conforming party within thirty days after demand by conforming party. The conforming party shall have no liability to such non-conforming party for any damage, inconvenience or interference with the use of the Property by such non-conforming party as a result of performing any such work.

     10. Alterations and Additions:

     (a) Tenant, shall not make any alterations, additions, installations, substitutions, betterments and decorations (collectively "Improvements") in and to the Premises without Landlord's consent which consent shall not be unreasonably withheld or delayed. Landlord shall respond within five (5) business days to any written request for consent to Improvements. If Landlord shall fail to respond, Landlord's consent to such improvements shall be presumed to have been given. If Landlord so consents, then:

     (1) the Improvements may not result in a violation of or require a change in any certificate of occupancy applicable to the Premises;

     (2) the character, outside appearance of the Premises or any pan thereof shall not be changed in any material way, and such Improvements shall not adversely affect or weaken or impair (temporarily or permanently) the structure of the Premises either during the making of such Improvements or upon their completion;

     (3) in performing the work involved in making such Improvements, Tenant shall be bound by and observe all of the terms of this Lease and any applicable laws, regulations, or covenants affecting the Premises; and

     (4) Tenant shall provide notice to Landlord, at least ten (10) days prior to commencement of any Improvements, and Landlord shall be entitled to post notices on and about the Premises with respect to Landlord's non-liability for mechanics' liens and Tenant shall not permit such notices to be defaced or removed.

     Notwithstanding the foregoing, Landlord's consent shall not be required for any nonstructural Improvements costing $50,000.00 or less, however, all such Improvements shall be subject to other requirements contained in this article.

     (b) All Improvements to the Premises, including, by way of illustration but not by limitation, all counters, screens, grilles, special cabinetry work, partitions, paneling, carpeting, drapes or other window coverings and light fixtures, shall be deemed a part of the real estate and the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof without molestation, disturbance or injury at the end of the Lease term, whether by lapse of time or otherwise. Any such removal, whether required or permitted by Landlord, shall be at Tenant's sole cost and expense, and Tenant shall restore the Premises to the condition in which the Premises were prior to the making of the same, reasonable wear and tear excepted. All movable partitions, machines and equipment which are installed in the Premises by or for Tenant, and all furniture, furnishings and other articles of personal property owned by Tenant and located in the Premises (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during or at the expiration of the term of this Lease. However, if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Premises resulting from such removal. All additions or improvements which are to be surrendered with the Premises shall be surrendered with the Premises, as a part thereof, at the end of the term or the earlier termination of this Lease.

     (c) If Landlord permits persons requested by Tenant to perform any Improvements to the Premises, then prior to the commencement of any such work costing $50,000.00 or more in any one instance, Tenant shall deliver to Landlord certificates issued by insurance companies qualified to do business in the State of Florida evidencing that workmen's compensation, public liability insurance and property damage insurance, all in amounts, with companies and on forms satisfactory to Landlord, are in force and maintained by all such contractors and subcontractors engaged by Tenant to perform such work. All such policies shall name Landlord as an additional insured and shall provide that the same may not be canceled or modified without thirty (30) days' prior written notice to Landlord.

     11. Entry by Landlord: Landlord and it agents shall have the right to enter the Premises at all reasonable times and upon reasonable notice for the purpose of examining or inspecting the same, to supply any services to be provided by Landlord hereunder, to show the same to prospective tenants or purchasers of the Premises, to make such alterations, repairs, improvements or additions to the Premises as Landlord is required to perform under this Lease. Landlord and its agent may enter the Premises at all times and without advance notice for the purpose of responding to an actual or apparent emergency.

     12. Mechanic's Liens: Tenant shall pay or cause to be paid all costs for work done by or on behalf of Tenant on the Premises of a character which will or may result in liens against Landlord's interest in the Building or Premises and Tenant will keep the Premises and Building free and clear of all mechanic's liens and other liens on account of work done of or on behalf of Tenant or persons claiming under Tenant. Tenant hereby agrees to indemnify, defend and save Landlord harmless of and from all liability, loss, damages, costs or expenses, including attorneys' fees, incurred in connection with any claims of any nature whatsoever for work performed for, or materials or supplies furnished to Tenant, including lien claims of laborers, materialmen or others. Should any such liens be filed or recorded against the Premises, with respect to work done for or materials supplied to or on behalf of Tenant or should any action affecting the title thereto be commenced, Tenant shall cause such liens to be released of record within thirty (30) days after notice thereof and defend such action at Tenant's sole cost and expense. If Tenant desires to contest any such claim of lien, Tenant shall nonetheless cause such lien to be insured against by purchase of a bond from a title company satisfactory to Landlord at Tenant's expense. If Tenant shall fail to pay any charge for which such a mechanic's lien or suit to foreclose such a lien has been recorded or filed and shall not have caused the lien to be released as aforesaid, Landlord may (but without being required to do so) pay such lien or claim and any costs associated therewith, and the amount so paid, together with interest at the Interest Rate, as defined hereinafter, and reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Tenant to Landlord as Additional Rent.


     13. Damage to Property, Injury to Persons:

     (a) Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, hereby waives all claims of liability against and hereby indernnifies and agrees to hold harmless Landlord, its agents, employees, contractor, legal representatives, successors and assigns, from any and all claims of liability for any injury or damage to any property whatsoever occurring in, on or about the Property or any part thereof, to the extent such injury or damage is caused by the negligence, wrongful acts, fault or omission of Tenant, its agents, contractors, employees, licensees or invitees.


     (b) Landlord, as a material part of the consideration to be rendered to Tenant under this Lease, hereby waives all claims of liability against and hereby indemnifies and agrees to hold harmless Tenant, its agents, employees, contractor, legal representatives, successors and assigns, from any and all claims of liability for any injury or damage to any person or property whatsoever occurring in, on or about the Property or any part thereof, to the extent such injury or damage is caused by the negligence, wrongful acts, fault or omission of Landlord, its agents, contractors, employees, licensees.

     14. Insurance:

     (a) Property. Landlord shall keep in effect insurance against loss or damage to the Building or the Property by fire and such other casualties as may be included within fire, extended coverage and special form insurance covering the full replacement cost of the Building (but excluding coverage of Tenant's personal property in, the Premises), and such other insurance as Landlord may reasonably deem appropriate or as may be reasonably required from time-to-time by any mortgagee. Tenant shall reimburse Landlord for Tenant's Prorata Share of the cost of same as part of Expenses as provided in Paragraph 4 above.


     (b) Landlord's Liability Insurance. Landlord will maintain commercial general public liability insurance with respect to the Property, including contractual liability insurance, with such limits of liability for bodily injury (including death) and property damage, equal to or greater than the minimum limits for the liability insurance to be carried by Tenant under this Section. The insurer shall be a responsible insurance carrier which is authorized to issue such insurance and licensed to do business in Florida and which has at all times during the lease term a rating of no less than ANTI in the most current edition of Best's insurance Reports. At Tenant's request, Landlord will provide Tenant with a certificate or certificates evidencing such insurance. Tenant shall reimburse Landlord for Tenant's Prorata Share of the cost of same as part of Expenses as provided in Paragraph 4 above.


     (c) Tenant's Liability Insurance. Tenant, at its own expense, shall keep in effect commercial general public liability insurance with respect to the Premises, including contractual liability insurance, with such limits of liability for bodily injury (including death) and property damage as reasonably may be required by Landlord from time-to-time, but not less than a combined single limit of $1,000,000 per occurrence and a general aggregate limit of not less than $3,000,000. The policy of commercial general public liability insurance shall name Landlord, Landlord's lender (if any) and if requested by Landlord, and Landlord's property manager, if any, as additional insureds with respect to the Premises, shall be written on an "occurrence" basis and not on a "claims made" basis, shall provide that it is primary with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance, shall provide that it shall not be cancelable or reduced without at least 30 days prior written notice to Landlord and Landlord's lender and shall be issued in form reasonably satisfactory to Landlord- The insurer shall be a responsible insurance carrier which is authorized to issue such insurance and licensed to do business in the state in which the Property is located and which has at all times during the Term a rating of no less than A/VII u7 the most current edition of Best's Insurance Reports. Tenant shall deliver to Landlord on or before the Commencement Date, and subsequently renewals thereof, a certificate of insurance evidencing such coverage and the waiver of subrogation described below.


     (d) Release and Waiver of Subrogation. Landlord and Tenant each waive, and release each other from and against, all claims for recovery against the other for any loss or damage to the property of such parry arising out of fire or other casualty coverable by a standard "Causes of Special Loss" property insurance policy with such endorsements and additional coverages as are considered good business practice in such party's business, even if such loss or damage shall be brought about by The fault or negligence of the other party or its agents. This waiver and release is effective regardless of whether the releasing party actually maintains the insurance described above in this subsection and is not limited to the amount of insurance actually carried, or to the actual proceeds received after a loss. Each party shall have its insurance company that issues its property coverage waive any rights of subrogation, and shall have the insurance company include an endorsement acknowledging this waiver, if necessary.


     (e) Increase of Premiums. Tenant agrees not to do anything or fail to do anything which will increase the cost of Landlord's insurance or which will prevent Landlord from procuring policies (including public liability) from companies and in a form satisfactory to Landlord. If any breach of the preceding sentence by Tenant causes the rate of fire or other insurance to be increased, Tenant shall pay the amount of such increase as additional rent promptly upon being billed. Landlord warrants that Tenant's occupancy of the Premises for the permitted use will not in itself cause such an increase in Landlord's insurance costs.

     15. Damage or Destruction to Premises:

     (a) In the event that the Premises is damaged by fire or other insured casualty and the insurance proceeds have been made available therefore by the holder or holders of any mortgages or deeds of trust covering the Premises, Landlord shall repair or restore the Premises to the extent of the insurance proceeds available therefore, provided such repairs and restoration can, in Landlord's reasonable opinion, be made within twelve (12) months after the occurrence of such damage without the payment of overtime or other premiums. Until such repairs and restoration are completed, the Base Rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business, as may be reasonably determined by Landlord. Landlord agrees to notify Tenant within ten (10) business days after such casualty if it estimates that it will be unable to repair and restore the Premises within said twelve (12) month period. Such notice shall set forth the approximate length of time Landlord estimates will be required to complete such repairs and restoration. Notwithstanding anything to the contrary contained herein, if Landlord cannot or estimates it cannot make such repairs and restoration within said twelve (12) month period, then Tenant may, by written notice to Landlord cancel this Lease, provided such notice is given to Landlord within fifteen (15) days after Landlord notifies in writing Tenant of the estimated time for completion of such repairs and restoration. Except as provided in this paragraph, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from the making of any such repairs, alterations or improvements in or to the Premises or fixtures, appurtenances and equipment. Tenant understands that Landlord will not carry insurance of any kind on Tenant's Property, including furniture and furnishings, or on any fixtures or equipment removable by Tenant under the provisions of this Lease, and that Landlord shall not be obligated to repair any damage thereto or replace the same. In all events, Landlord shall be entitled to receive any and all insurance proceeds, but excluding proceeds resulting from policies that Tenant maintains on their personal property and equipment.


     (b) In the case that all or substantially all of the Premises shall be so injured or damaged, whether by fire or otherwise (so that it cannot be repaired within said twelve (12) months) that Landlord, within ten (10) business days after the happening of such injury, shall decide not to reconstruct or rebuild the Premises, then notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said ten (10) days, Tenant shall pay the Base Rent, Additional Rent and all other payments due from Tenant hereunder properly apportioned up to date of such casualty, this Lease shall terminate from the date of delivery of said written notice, and both parties hereto shall be released and discharged from all further obligations hereunder (except those obligations which expressly survive termination of the Lease term).

     16. Condemnation:


     (a) If the whole of the Premises or so much thereof as to render the balance unusable by Tenant for the proper conduct of its business shall be taken under power of eminent domain or transferred under threat thereof, then this Lease, at the option of either Landlord or Tenant exercised by either party giving notice to the other of such election within thirty (30) days after such conveyance or taking possession, whichever is earlier, shall forthwith cease and terminate and the rent shall be duly apportioned as of the date of such taking or conveyance. No award for any partial or entire taking shall be apportioned and Tenant hereby assigns to Landlord any award for Tenant's leasehold interest which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any pan thereof. Notwithstanding the foregoing, Tenant shall be entitled to seek, directly from the condemning authority, an award for its removable trade fixtures, equipment and personal property and relocation expenses, if any, to the extent Landlord's award is not diminished. In the event of a partial taking which does not result in a termination of this Lease, Base Rent shall be reduced in proportion to the reduction in the size of the Premises so taken and this Lease shall be modified accordingly. Landlord shall use any condemnation award to restore the Premises to as close as practical to their original condition. Promptly after obtaining knowledge thereof, Landlord or Tenant, as the case may be, shall notify the other of any pending or threatened condemnation or taking affecting the Premises.


     (b) If all or any portion of the Premises shall be condemned or taken for governmental occupancy for a limited period, this Lease shall not terminate and Landlord shall be entitled to receive the entire amount of any such award or payment thereof as damages, rent or otherwise. Tenant hereby assigns to Landlord any award which may be made in such temporary taking, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof. Tenant shall be entitled to receive an abatement of Base Rent in proportion to the reduction in the size of the Premises so taken.

     17.      Reduction of Premises. Assignment and Subletting:

     Tenant shall  expressly have the right (in  compliance  with this Paragraph
(17), by operation of law, or otherwise, to sublet, assign, transfer or encumber this Lease or any interest herein or sublet all or a portion of the Premises (any and all of which shall hereinafter be referred to as "Transfer") without Landlord's prior written consent. Any Transfer shall nonetheless be subject to the following conditions:

     (1) such Transfer shall not relieve Tenant of its primary obligations hereunder, including the obligation for payment of all rents due hereunder;

     (2) Landlord, at its option and from time to time after an Event of Default, may collect the rent from the assignee or sublesee(s), and apply the net amount collected to the rent herein reserved, but no such collection shall be deemed a release of Tenant from further performance of covenants on the pan of Tenant herein contained;

     (3) such assignee shall, in writing, assume and agree to perform all of Tenant's obligations under this Lease; although such assumption shall not be considered an accord or shall not release Tenant of its obligations under this Lease;

     (4) Tenant is not in default of any term or condition of this Lease at the time of the assignment or sublet;

     (5) all assignments and subleases shall be in writing and a copy thereof shall be provided to Landlord within ten (10) calendar days prior to its effective date; and

     (6) all subleases are expressly subject and subordinate in all respects to this Lease.

     (7) at Tenant's sole cost and expense, Landlord will construct any and all demising walls or other improvements, including but not limited to, dock ramps necessary to cause the reduction premises and the Premises to constitute separate, contiguous self-contained units of space;

     18. Estoppel Certificate-Subordination:

     (a) Tenant further agrees at any time and from time to time on or before fifteen (15) days after written request by Landlord, to execute, acknowledge and deliver to Landlord an estoppel certificate certifying (to the extent it believes the same to be true) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), that there have been no defaults thereunder by Landlord or Tenant (or if there have been defaults, setting forth the nature thereof), the date to which the rent and other charges have been paid, if any, that Tenant claims no present charge, lien, claim or offset against rent, the rent is not prepaid for more than one month in advance and such other matters as may be reasonably required by Landlord, Landlord's mortgagee, or any potential purchaser of the Building. Landlord agrees at any time or from time to time on or before fifteen (15) days after request by Tenant, to execute, acknowledge and deliver to Tenant an estoppel certificate certifying (to the extent of belief of same to be true) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified, and stating the modifications), that there have been no defaults thereunder by Landlord or Tenant (or if there have been defaults, setting forth the nature thereof), the date to which rent and other charges have been paid, if any, that Landlord claims no demands for rent or other charges under the Lease other than those due to the date of such estoppel certificate or as may be due under the lease.

     (b) This Lease shall be subject and subordinate at all times to: (i) any and all ground leases or underlying leases now existing or hereafter executed affecting all or any part of the Property and (ii) the lien of any mortgage(s) or deed(s) of trust now existing or hereafter executed for which the Premises (or any portion thereof), ground leases, underlying leases, or Landlord's
interest   or  estate  in  any  of  said  items  is   specified   as   security.
Notwithstanding the foregoing, Landlord, at Landlord's option, shall have the right to subordinate or cause to be subordinated any such ground leases or any such liens to underlying leases or to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding such subordination and at the option of such successor, atom to and become Tenant of the successor in interest to Landlord, at the option of such successor in interest. Tenant covenants and agrees to execute and deliver within ten (10) days of request by Landlord and in the form requested by Landlord or Landlord's lender, any additional documents evidencing the priority of subordination of this Lease with respect to any such ground leases or underlying leases or in the lien of any such mortgage or deed of trust. If reasonably requested by any present or future lender or ground lessor, Tenant agrees to amend this Lease provided such amendment does not materially increase the obligations or materially decrease the rights of Tenant under this Lease.


     19.      Default:

     (a) The happening of any one or more of the following events, which shall continue after any applicable cure period, shall constitute an "event of default";

     (1) Tenant shall fail to pay when due any installment of Base Rent, Additional Rent or any other amounts payable hereunder and such failure shall continue for a period of five (5) days after written notice from Landlord to Tenant;

     (2) This Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and said attachment shall not be discharged or disposed of within ninety (90) days after the levy thereof,

     (3) Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors;

     (4) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant shall be instituted against Tenant, or a receiver or trustee shall be appointed of all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or such receivership or trusteeship vacated within ninety (90) days after such institution or appointment; and

     (5) Tenant shall fail to perform any of the other agreements, terms, covenants or conditions hereof on Tenant's part to be performed, and such nonperformance shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant, provided, however, that if Tenant cannot reasonably cure such nonperformance within thirty (30) days, tenant shall not be in default if it commences cure within said thirty (30) days and diligently pursues the same to completion.

     (b) Upon the occurrence of an event of default, Landlord shall have the right, at its election, then or at any time thereafter and while any such event of default shall continue, either.

     (1) To give Tenant written notice of Landlord's intention to terminate this Lease on the date such notice is given or on any later date specified therein, whereupon, on the date specified in such notice, Tenant's right to possession of the Premises shall cease and this Lease shall thereupon be terminated; provided however, all of Tenants obligations, including but not limited to, the amount of Base Rent and Additional Rent reserved in this Lease for the balance of the term hereof, shall immediately be accelerated and due and payable less a credit for the aggregate market rental value of the Premises for the remainder of the Lease Term both discounted to present worth at the rate of eight percent (8%) per annum.

     (2) To re-enter and take possession of the Premises or any part thereof and repossess the same as Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, without being liable for prosecution thereof, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenants or conditions. Should Landlord elect to re-enter the Premises as provided in this paragraph or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and upon such other terms (which may be include concessions of free rent and alteration and repair of the Premises) as Landlord, in its commercially reasonable judgment, may determine, and Landlord may collect and receive the rents therefor; provided Landlord shall use commercially reasonable efforts to mitigate its damages. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice bom Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry and/or reletting, to exercise its right to terminate this Lease by giving Tenant such written notice, in which event, this Lease will terminate as specified in said notice. In the event that Landlord elects to take possession without terminating this Lease, Tenant shall pay to Landlord (i) the rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less
(ii) the net proceeds, if any, of any reletting of the Premises after deducting Landlord's reasonable and necessary, third party, repossession costs, brokerage commissions, and attorneys' fees actually incurred in connection with such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term, or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith as provided aforesaid will be made in determining the net proceeds from such reletting. Tenant shall pay such rent and other sums to Landlord monthly on the days on which the rent would have been payable hereunder if possession had not been retaken.


     (c) Suit or suits for the recovery of the amounts and damages set forth above may be brought by Landlord, from rime to time, at Landlord's election and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the term hereof' would have expired had there been no such default by Tenant or no such termination, as the case may be.

     (d) No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. Notwithstanding any unilateral termination of this Lease, this Lease shall continue in force and effect as to any provisions hereof which require observance or performance of Landlord or Tenant subsequent to termination.

     (e) Nothing contained in this paragraph shall limit or prejudice the right of Landlord to provide and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less than the amounts recoverable, either as damages or rent, referred to in any of the preceding provisions of this paragraph.

     (f) Any rents or other amounts owing to Landlord hereunder which arc not paid within ten (10) days of the date they are due, shall thereafter bear interest from the due date at the rate of eight percent (8%) per annum ("Interest Rate") until paid. Similarly, any amounts paid by Landlord to cure any default of Tenant or to perform any obligation of Tenant, shall, if not repaid by Tenant within five (5) days of demand by Landlord, thereafter bear interest from the date paid by Landlord at the Interest Rate until paid. In addition to the foregoing, Tenant shall pay to Landlord whenever any Base Rent, Additional Rent or any other sums due hereunder are not paid when due and remain unpaid more than five (5) days after written notice from Landlord to Tenant thereof, a late charge equal to two percent (2%) of the amount due.


     (g) Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive or declaratory relief and specific performance. The exercise or commencement of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or subsequent exercise by Landlord of any or all other rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity or by statue or otherwise.

     20. Removal of Tenant's Property. All movable furniture and personal effects of Tenant not removed from the Premises upon the vacation or abandonment thereof or upon the termination of this Lease for any cause whatsoever shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord.

     21. Holding Over: Should Tenant hold over after the termination of this Lease and continue to pay rent, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay monthly rent equal to one hundred twenty-five percent (125%) of the last monthly installment rate plus all other monetary charges as provided herein. Such tenancy shall continue until terminated by Landlord, as provided by law, or Tenant, until Tenant shall have given to Landlord upon at least thirty (30) days' written notice prior to the last day of the calendar month intended as the date of termination of such month to month tenancy.

     22. Surrender and Notice: Upon the expiration or earlier termination of this Lease, Tenant shall promptly quit and surrender to Landlord the Premises broom clean, in good order and condition, ordinary wear and tear excepted, and Tenant shall remove all of its movable furniture and other effects and such alterations, additions and improvements as Landlord shall require Tenant to remove pursuant to Paragraph 11 hereof.

     23.      Authorities for Action and Notice:


     (a) Except as otherwise provided herein, Landlord may, for any matter pertaining to this Lease, act by and through its building manager or any other person designated in writing from time to time.

     (b) All notices or demands required or permitted to be given to Landlord hereunder shall be in writing, and shall be served by hand delivery or by deposit in the United States mail, with proper postage prepaid, certified or registered, return receipt requested, addressed as follows:

 Landlord:
 Marquette Realty Partners LLC or assigns 350 S. County Road, Suite 201 Palm Beach, FL 33480 with a copy to:
 James J.  Hurchalla,  Esq.  or assigns  600 S.  Andrews  Avenue,
 Suite 302 Ft. Lauderdale, FL 33301

     (c) All notices or demands required or permitted to be given to Tenant hereunder shall be in writing and shall be served by hand delivery or by deposit in the United States Mail, with proper postage prepaid, certified or registered, return receipt requested, addressed to Tenant as follows:

 Tenant:
 GE Medical Systems Information Technologies, Inc. 8200 West Tower Avenue, Milwaukee, Wisconsin 53223 Attn: Jeffrey Mathewson, Global Facilities Manager


 with a copy to:
 GE Medical Systems Information Technologies, Inc. 8200 West Tower Avenue Milwaukee, Wisconsin 53223, Arm. Pam Krop, General Counsel

     Either party shall have the right to designate in writing, served as above provided, a different address to which notice is to be provided. All notices or demands shall be deemed served on the day of delivery if hand delivered, or three (3) days after deposit in the U.S. Mail, if sent by registered or certified mail. The foregoing shall in no event prohibit notice from being given as provided by the federal or state statutes or Rules of Civil Procedure, as the same may be amended from time to time.

     24. Liability of Landlord: Landlord's liability under this Lease shall be limited to Landlord's estate and interest in the Premises (or to the proceeds thereof) and no other property or other assets of Landlord or its partners (if Landlord is a partnership), agents, employees, legal representatives, successors or assigns, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use and occupancy of the Premises.

     25. Brokerage: Tenant and Landlord each represent and warrant that it has not dealt with any Broker in the negotiation of this Lease. Each party hereby agrees to indemnify and hold the other harmless of and from any and all loss, costs, damages or expenses (including, without limitation, all attorneys' fees and disbursements) by reason of any claim of or liability to any broker or person claiming through said party and arising out of or in connection with the negotiation, execution and delivery of this Lease.

     26.     Rights Reserved to Landlord:

     (a) Landlord shall have the following rights without liability to Tenant for damage or injury to property, person or business, except to the extent directly or indirectly arising from the negligence or willful misconduct of Landlord (all claims for damage being hereby waived and released), and without effecting an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoffs or abatement of rent:

     (2) To have pass keys to the Premises;

     (3) To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy during the last six (6) months of the term hereof if, during or prior to such time, Tenant has vacated the Premises, or at any time after Tenant abandons the Premises and has removed all of its property and trade fixtures;

     (4) To do or permit to be done any work in or about the exterior of the Building or any adjacent or nearby building, land, street or alley as provided in this Lease.

     27. Transfers of Premises by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this lease and in the Premises and/or Property referred to herein, and upon such transfer Landlord shall be released from any obligations hereunder which arise after the date of such transfer, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations.

     28. Force Maieure Clause: Wherever there is provided in this Lease a time limitation for performance by Landlord or Tenant of any obligation, including but not limited to obligations related to construction, repair, maintenance or service, but excluding any payment of rent or any other monetary obligation of Tenant, the time provided for shall be extended for as long as and to the extent that delay in compliance with such limitation is due to an act of God, governmental control or other factors beyond the reasonable control of such party.

     29. Attorneys' Fees: In the event of any dispute hereunder, or any default in the performance of any term or condition of this Lease, the prevailing parry shall be entitled to recover all costs and expenses associated therewith, including reasonable attorneys' fees. The prevailing party shall be as determined by the trier of fact.

    Miscellaneous:


     (a) If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in the event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable, provided such addition does not increase or decrease the obligations of or derogate from the rights or powers of either Landlord or Tenant.


     (b) The captions of each paragraph are added as a matter of convenience only and shall be considered of no effect in the construction of any provision or provisions of this Lease.


     (c) Except as herein specifically set forth, all terms, conditions and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, administrators, executors, successors and assigns. The terms, conditions and covenants hereof shall also be considered to be covenants running with the land.


     (d) Tenant and Landlord and the parry executing this Lease on behalf of each of them represent to each other that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to each other a resolution or similar document to that effect.

     (e) This Lease shall be governed by and construed in accordance with the laws of the State of Florida.

     (f) This Lease, together with the exhibits attached hereto, contains the entire agreement of the parties and may not be amended or modified in any manner except by an instrument in writing signed by both parties.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, Landlord and Tenant have executed thus Lease the day and year first above written




                                        LANDLORD:

ATTEST:                                 MARQUETTE  REAL PARTNERS LLC,
                                        a Florida limited liability company




By:                                     By:
--------------------------
Name (print):                           Name (print): W. Lawrence LeNere
--------------------------
Title:.                                 Title: Managing Member
--------------------------






                                       TENANT:

                                       GE MEDICAL SYSTEMS INFORMATION
                                       TECHNOLOGIES, INC., a Wisconsin
                                        corporation
                                       By:
                                          ----------------------------

 By:
------------------------------
 Name (print):                         Name (print): Pamela S. Krop
------------------------------
 Title:                                Title: Vice President and General Counsel
------------------------------

                                   EXHIBIT #2

                                    GUARANTY

     THIS GUARANTY (the "Guaranty") is made and entered into as of December ti, 2002, by GE Medical Systems, a division of General Electric Company, a New York corporation (the "Guarantor"), in favor of Marquette Realty Partners LLC, a Florida limited liability company (together with its successors and assigns, "Landlord"). Guarantor, having received a copy of that certain Lease dated of even date herewith (the "Lease") between Landlord, and GE Medical Systems Information Technologies, Inc., a Wisconsin corporation (together with its heirs, successors, assigns, transferees, or sublessees, the "Tenant"), hereby acknowledges that Guarantor has examined the Lease and is familiar with all the terms, covenants and provisions contained therein, and as an inducement to Landlord to enter into the Lease, Guarantor does hereby guarantee to Landlord:
(i) the full and prompt payment of all rent (including additional rent) and all other sums and charges payable by Tenant under the Lease; (ii) the full and timely performance and observance of all the covenants, terms, conditions, and agreements therein provided to be performed and observed by Tenant; and (iii) the full and prompt payment of all costs, expenses and reasonable attorneys' fees incurred by Landlord in enforcing the Lease and/or this Guaranty; and Guarantor hereby covenants to and agrees with Landlord that if default shall at any time be made by Tenant in the payment of any rent or any other sum or charge payable by Tenant under the Lease, or if Tenant should default in the performance and observance of any of the covenants, terms, conditions, or agreements contained in the Lease, Guarantor will forthwith pay such rent and such other sums and charges to Landlord, and any arrears thereof, and shall forthwith faithfully perform and fulfill all of such terms, covenants, conditions, and agreements.

     This Guaranty is a guaranty of payment and of performance, and not of collection. It shall be enforceable against Guarantor without the necessity of any suit or proceedings on Landlord's pan of any kind or nature whatsoever against Tenant and without the necessity of any notice of nonpayment, nonperformance or nonobservance or of any notice of acceptance of this Guaranty or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of the Guarantor hereunder shall in no way be terminated, affected, diminished, or impaired by reason of the assertion or the failure to assert by Landlord against Tenant, or against Tenant's successors and assigns, any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease or by relief of Tenant from any of Tenant's obligations under the Lease or otherwise, including, but not by way of limitation, the rejection of said Lease in connection with proceedings under the bankruptcy laws now or hereafter in effect.

     This Guaranty shall be a continuing guaranty and the liability of Guarantor hereunder shall in no way be affected, modified or diminished by reason of any sublease, assignment, renewal, modification, or extension of the Lease or by reason of any modification or waiver of or change in any of the terms, covenants, conditions, or provisions of the Lease, or by reason of any extension of time that may be granted by Landlord to Tenant, or a changed or different use of the Premises, or by reason of any dealings or transactions or matters or things occurring between Landlord and Tenant, whether or not notice thereof is given to Guarantor.

     Guarantor hereby waives (a) presentment, notice of dishonor, protest, demand for payment, and all notices of any kind, including, without limitation, notice of acceptance hereof; notice of nonpayment, non-performance, or other default under the Lease; and notice of any action taken to collect upon or enforce any of the terms and provisions of the Lease; (b) any subrogation to the rights of Landlord against Tenant until all of the obligations of Tenant under the Lease have been fully complied with and the Lease has expired or terminated and such payments made by Guarantor are not subject to a right of recovery; and
(c) any setoffs or counterclaims against Landlord which would otherwise impair Landlord's rights against Guarantor hereunder.

     The assignment by Landlord of the Lease and/or the rents, profits, avails, and/or proceeds thereof made either with or without notice to Guarantor shall in no manner whatsoever release Guarantor from any liability as Guarantor.

     All of Landlord's rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

     Notice of acceptance of this Guaranty and any obligations or liabilities contracted or incurred by Tenant are all hereby waived by Guarantor.

     This Guaranty shall be governed by and construed in accordance with the laws of the State of Florida.

     All of the provisions of this Guaranty shall inure to the benefit of Landlord and its grantees, successors and assigns and shall inure to the benefit of any future owner of the fee title of which the Premises are a part, and all the provisions of this Guaranty shall be binding upon Guarantor and its heirs, legal representatives, successors, and assigns.

     All of Landlord's rights and remedies under the Lease and under this Guaranty shall be distinct, separate and cumulative and no such right or remedy shall be exclusive of or a waiver of any of the others.

     Initially capitalized terms used but not otherwise defined herein have the same meanings given them in the Lease.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first written above.


                                         GUARANTOR

                                         GE MEDICAL SYSTEMS, a division
                                         of General Electric Company,
                                         a New York corporation


                                       GUARANTOR

                                       GE MEDICAL SYSTEMS, a division of General
                                       Electric Company, a New York corporation


 (02/olp/8kolpDEC)